JULY 27, 2017 Earnings Summary Second Quarter 2017 Exhibit 99.2

2 SAFE HARBOR Certain information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include those about future period guidance; future sales, net income, net income per diluted share, non-GAAP EPS, non-GAAP net income, expenses and other financial metrics; our performance relative to our markets; market and technology trends; the development of new products and the success of their introductions; the Company's capital allocation strategy; our ability to execute on our strategies; and other matters. These forward-looking statements are based on current management expectations and assumptions only as of the date of this press release, are not guarantees of future performance and involve substantial risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for our products and solutions; our ability to meet rapid demand shifts; our ability to continue technological innovation and introduce new products to meet our customers' rapidly changing requirements; our concentrated customer base; our ability to identify, effect and integrate acquisitions, joint ventures or other transactions; our ability to protect and enforce intellectual property rights; operational, political and legal risks of our international operations; our dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages and price increases; changes in government regulations of the countries in which we operate; fluctuation of currency exchange rates; fluctuations in the market price of Entegris’ stock; the level of, and obligations associated with, our indebtedness; and other risk factors and additional information described in our filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed on February 17, 2017, and in our other periodic filings. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

3 2Q17 AND 1H17 HIGHLIGHTS ◦ Achieved record second quarter sales of $329.0 million, up 9% from the prior year and up 4% from 1Q17 ◦ 1H17 sales of $646.4 million grew 13% from the prior year, reflecting strong growth in Asia, particularly in Korea ◦ Sales strength reflected robust demand for filtration, specialty gas, and advanced deposition materials solutions ◦ Outlook for full year FY2017 is for sales growth in excess of 10%; with expectations for continued positive momentum for FY2018 ◦ Generated record quarterly adjusted EBITDA of $88.2 million, or 26.8% of sales; Year-to-date adjusted EBITDA of $164.1 million, was 25.4% of sales and grew 30% from the same period a year ago ◦ Generated GAAP EPS of $0.28 and non-GAAP EPS of $0.34, above the high end of our guidance ◦ For the trailing four quarters, GAAP EPS was $0.84 and non-GAAP EPS was $1.11 ◦ Repaid $25 million of long-term debt, reducing net leverage ratio to 0.4 times ◦ Repurchased $4 million of stock as part of ongoing share repurchase program ◦ The acquisition of Gore’s microelectronics filtration product line is on track to meet or exceed expectations ◦ The product line will be commercialized under the TrinzikTM product name

$ in millions, except per share data 2Q17 2Q17 Guidance 1Q17 2Q16 2Q17 over 2Q16 2Q17 over 1Q17 Net Revenue $329.0 $315 to $330 $317.4 $303.1 8.5% 3.7% Gross Margin 45.7% 44.0% 45.9% Operating Expenses $91.2 $90 to $92 $88.7 $92.8 (1.7%) 2.8% Operating Income $59.1 $50.9 $46.4 27.4% 16.1% Operating Margin 18.0% 16.0% 15.3% Tax Rate 21.6% 21.9% 14.4% Net Income $40.0 $32 to $37 $32.5 $32.9 21.6% 23.1% EPS $0.28 $0.22 to $0.26 $0.23 $0.23 21.7% 21.7% 4 SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (GAAP)

$ in millions, except per share data 2Q17 2Q17 Guidance 1Q17 2Q16 2Q17 over 2Q16 2Q17 over 1Q17 Net Revenue $329.0 $315 to $330 $317.4 $303.1 8.5% 3.7% Adjusted Gross Margin2 46.3% 44.0% 45.9% Non-GAAP Operating Expenses3 $78.4 $79 to $81 $77.7 $81.7 (4.0%) 0.9% Adjusted Operating Income $73.8 $61.9 $57.5 28.3% 19.2% Adjusted Operating Margin 22.4% 19.5% 19.0% Non-GAAP Tax Rate4 25.6% 22.5% 18.5% Non-GAAP Net Income $48.9 $39 to $44 $40.8 $40.3 21.3% 19.9% Non-GAAP EPS $0.34 $0.27 to $0.31 $0.28 $0.28 21.4% 21.4% 5 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 2. Adjusted gross margin excludes certain impairment of equipment. 3. Non-GAAP Operating Expenses exclude amortization expense, impairment of equipment and severance charges. 4. Non-GAAP Tax Rate reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (NON-GAAP)1

$ in millions, except per share data 1H17 1H16 1H17 over 1H16 Net Revenue $646.4 $570.1 13.4% Gross Margin 44.8% 44.5% Operating Expenses $179.9 $178.0 1.1% Operating Income $110.0 $76.0 44.7% Operating Margin 17.0% 13.3% Tax Rate 21.7% 17.5% Net Income $72.5 $49.1 47.7% EPS $0.51 $0.35 45.7% 6 SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (GAAP) – YEAR TO DATE

$ in millions, except per share data 1H17 1H16 1H17 over 1H16 Net Revenue $646.4 $570.1 13.4% Adjusted Gross Margin2 45.2% 44.5% Non-GAAP Operating Expenses3 $156.2 $155.6 0.4% Adjusted Operating Income $135.7 $98.3 38.0% Adjusted Operating Margin 21.0% 17.2% Non-GAAP Tax Rate4 24.2% 21.8% Non-GAAP Net Income $89.7 $63.9 40.4% Non-GAAP EPS $0.63 $0.45 40.0% 7 SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (NON-GAAP) – YEAR TO DATE 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 2. Adjusted gross margin excludes certain impairment of equipment. 3. Non-GAAP Operating Expenses exclude amortization expense, impairment of equipment and severance charges. 4. Non-GAAP Tax Rate reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes.

8 1. Represents diluted earnings per share. See Reconciliation of GAAP Net Income to Non-GAAP Earnings per Share in the appendix of this presentation. EARNINGS PER SHARE1 $0.23 $0.28 $0.28 $0.34 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 1Q17 2Q17 EPS: 2Q17 vs. 1Q17 GAAP Non-GAAP $0.80 $0.84 $1.05 $1.11 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 1Q17 2Q17 EPS: Trailing 4 Quarters GAAP Non-GAAP

RESULTS BY SEGMENT1 9 1. Adjusted segment operating margin excludes amortization of intangibles and unallocated expenses. 2. Segment profit for SCEM for 3Q16 includes a charge for severance of $699K. 3. Segment profit for MC for 3Q16 includes a charge for severance of $737K. Segment profit for MC for 2Q17 includes charges for impairment of equipment and severance of $884K and $559K, respectively. 4. Segment profit for AMH for 3Q16 includes charges for impairment of equipment and severance totaling $6,795K. Segment profit for AMH for 2Q17 includes charges for impairment of equipment of $2,286K. 0% 10% 20% 30% 40% $0 $20 $40 $60 $80 $100 $120 2Q16 3Q16 4Q16 1Q17 2Q17 Specialty Chemicals and Engineered Materials Segment2 Sales Adj. Op. margin 0% 10% 20% 30% 40% $0 $20 $40 $60 $80 $100 $120 2Q16 3Q16 4Q16 1Q17 2Q17 Microcontamination Control Segment3 Sales Adj. Op. margin 0% 10% 20% 30% 40% $0 $20 $40 $60 $80 $100 $120 2Q16 3Q16 4Q16 1Q17 2Q17 Advanced Materials Handling Segment4 Sales Adj. Op. margin $ in millions

REVENUE BY GEOGRAPHY: STRONG GROWTH IN ASIA AND EUROPE 10 N. America Asia Japan Europe 1H17 Revenue by Geography 1H17 Revenue = $646.4 million 4% 21% -2% 13% N. America Asia Japan Europe -10% 0% 10% 20% 30% 1H17 vs. 1H16 Growth Rate $59.7M $374.9M $135.7M $76.1M

$ in millions 2Q17 1Q17 2Q16 $ Amount % Total $ Amount % Total $ Amount % Total Cash & Cash Equivalents $405.6 23.5% $391.2 23.1% $373.7 22.0% Accounts Receivable, net $171.1 9.9% $176.0 10.4% $180.6 10.7% Inventories $194.2 11.2% $188.3 11.1% $181.1 10.7% Net PP&E $341.1 19.7% $330.9 19.5% $322.7 19.0% Total Assets $1,727.4 $1,696.1 $1,695.5 Current Liabilities1 $251.0 14.5% $236.2 13.9% $187.1 11.0% Long-term debt, excluding current maturities $435.9 25.2% $460.3 27.1% $582.2 34.3% Total Liabilities $745.1 43.1% $751.0 44.3% $834.3 49.2% Total Shareholders’ Equity $982.3 56.9% $945.1 55.7% $861.2 50.8% AR - DSOs 47.5 50.6 54.4 Inventory Turns 3.7 3.8 3.6 11 1. Current Liabilities in 2Q17, 1Q17 and 2Q16 includes $100 million of current maturities of long term debt, respectively. SUMMARY – BALANCE SHEET ITEMS

12 1. See Reconciliation of GAAP Income to Adjusted Operating Income and Adjusted EBITDA in the appendix of this presentation. ADJUSTED EBITDA MARGIN1 23.2% 24.1% 0 50 100 150 200 250 300 TTM-1Q17 TTM-2Q17 Adjusted EBITDA TTM Adj. EBITDA in $M Adj. EBITDA as % of Sales $285M $302M 23.9% 26.8% 0 10 20 30 40 50 60 70 80 90 1Q17 2Q17 Adjusted EBITDA Adj. EBITDA in $M Adj. EBITDA as % of Sales $76M $88M

$ in millions 2Q17 1Q17 2Q16 Beginning Cash Balance $391.2 $406.4 $344.4 Cash from operating activities $85.2 $33.4 $61.2 Capital expenditures ($20.3) ($22.2) ($14.3) Payments on long-term debt ($25.0) ($25.0) ($25.0) Acquisition of business ($20.0) - - Other investing activities - $0.2 $0.8 Other financing activities ($3.8) ($7.8) $2.3 Effect of exchange rates ($1.7) $6.1 $4.3 Ending Cash Balance $405.6 $391.2 $373.7 Free Cash Flow1 $64.9 $11.2 $46.9 Adjusted EBITDA $88.2 $75.8 $71.3 CASH FLOWS 13 1. Free cash flow equals cash from operations less capital expenditures.

OUTLOOK 14 1. Non-GAAP operating expenses exclude amortization. In 3Q17, amortization is estimated to be approximately $11 million, or $0.05 per share. $ in millions, except per share data 3Q17 Guidance 2Q17 3Q16 Net Revenue $325 to $340 $329.0 $296.7 Operating Expenses $90 to $92 $91.2 $88.3 Net Income $36 to $43 $40.0 $21.9 EPS $0.25 to $0.30 $0.28 $0.15 $ in millions, except per share data 3Q17 Guidance 2Q17 3Q16 Net Revenue $325 to $340 $329.0 $296.7 Non-GAAP Operating Expenses1 $79 to $81 $78.4 $75.4 Non-GAAP Net Income $43 to $50 $48.9 $34.6 Non-GAAP EPS $0.30 to $0.35 $0.34 $0.24 Non-GAAP GAAP

Entegris®, the Entegris Rings Design™ and Pure Advantage™ are trademarks of Entegris, Inc. ©2016 Entegris, Inc. All rights reserved. 15

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT 16 Three months ended Six months ended July 1, 2017 July 2, 2016 April 1, 2017 July 1, 2017 July 2, 2016 Net Sales $329,002 $303,052 $317,377 $646,379 $570,076 Gross profit-GAAP $150,303 $139,205 $139,596 $289,899 $253,911 Adjustments to gross profit: Impairment of equipment 1,966 - - 1,966 - Non-GAAP net income $152,269 $139,205 $139,596 $291,865 $253,911 Gross margin - as a % of net sales 45.7% 45.9% 44.0% 44.8% 44.5% Adjusted gross margin - as a % of net sales 46.3% 45.9% 44.0% 45.2% 44.5% $ in thousands

NON-GAAP RECONCILIATION TABLE
RECONCILIATION OF GAAP SEGMENT PROFIT TO ADJUSTED OPERATING INCOME

$ in thousands

	Three months ended			Six months ended	
Segment profit-GAAP	July 1, 2017	July 2, 2016	April 1, 2017	July 1, 2017	July 2, 2016
Specialty Chemicals and Engineered Materials	$34,174	$28,914	$28,140	$62,314	$51,330
Microcontamination Control	36,484	28,566	35,581	72,065	46,706
Advanced Materials Handling	19,573	22,519	18,276	37,849	41,430
Total segment profit	90,231	79,999	81,997	172,228	139,466
Amortization of intangible assets	11,007	11,062	10,945	21,952	22,351
Unallocated expenses	20,134	22,537	20,132	40,266	41,156
Total operating income	$59,090	$46,400	$50,920	$110,010	$75,959

	Three months ended			Six months ended	
Adjusted segment profit	July 1, 2017	July 2, 2016	April 1, 2017	July 1, 2017	July 2, 2016
Specialty Chemicals and Engineered Materials	$34,174	$28,914	$28,140	$62,314	$51,330
Microcontamination Control[1]	37,927	28,566	35,581	73,508	46,706
Advanced Materials Handling[2]	21,859	22,519	18,276	40,135	41,430
Total segment profit	93,960	79,999	81,997	175,957	139,466
Amortization of intangible assets[3]	-	-	-	-	-
Unallocated expenses	20,134	22,537	20,132	40,266	41,156
Total operating income	$73,826	$57,462	$61,865	$135,691	$98,310

1 Adjusted segment profit for Microcontamination Control for the three and six months ended July 1, 2017 excludes charges for impairment of equipment and severance of $884K and $559K, respectively.
2 Adjusted segment profit for Advanced Material Handling for the three and six months ended July 1, 2017 excludes charges for impairment of equipment of $2,286K.
3 Adjusted amortization of intangible assets excludes amortization expense of $11,007, $11,062, and $10,945 for the three months ended July 1, 2017, July 2, 2016, and April 1, 2017, respectively and $21,952 and $22,351 for the six months ended July 1, 2017 and July 2, 2016, respectively.

17 Entegris

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP TO ADJUSTED OPERATING INCOME AND ADJUSTED EBITDA 18 Three months ended Six months ended July 1, 2017 July 2, 2016 April 1, 2017 July 1, 2017 July 2, 2016 Net sales $329,002 $303,052 $317,377 $646,379 $570,076 Net income $39,991 $32,890 $32,514 $72,505 $49,102 Adjustments to net income: Income tax expense 11,042 5,513 9,111 20,153 10,386 Interest expense, net 8,103 9,051 8,393 16,496 18,200 Other (income) expense, net (46) (1,054) 902 856 (1,729) GAAP - Operating income 59,090 46,400 50,920 110,010 75,959 Severance 559 - - 559 - Impairment of equipment 3,170 - - 3,170 - Amortization of intangible assets 11,007 11,062 10,945 21,952 22,351 Adjusted operating income 73,826 57,462 61,865 135,691 98,310 Depreciation 14,411 13,825 13,977 28,388 27,525 Adjusted EBITDA $88,237 $71,287 $75,842 $164,079 $125,835 Adjusted operating margin 22.4% 19.0% 19.5% 21.0% 17.2% Adjusted EBITDA - as a % of net sales 26.8% 23.5% 23.9% 25.4% 22.1% $ in thousands

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP TO NON-GAAP EARNINGS PER SHARE 19 Three months ended Six months ended July 1, 2017 July 2, 2016 April 1, 2017 July 1, 2017 July 2, 2016 GAAP net income $39,991 $32,890 $32,514 $72,505 $49,102 Adjustments to net income: Severance 559 - - 559 - Impairment of equipment 3,170 - - 3,170 - Gain on sale of equity investment - (38) - - (156) Amortization of intangible assets 11,007 11,062 10,945 21,952 22,351 Tax effect of adjustments to net income and discrete items (5,821) (3,624) (2,705) (8,526) (7,390) Non-GAAP net income $48,906 $40,290 $40,754 $89,660 $63,907 Diluted earnings per common share $0.28 $0.23 $0.23 $0.51 $0.35 Effect of adjustments to net income $0.06 $0.05 $0.06 $0.12 $0.10 Diluted non-GAAP earnings per common share $0.34 $0.28 $0.28 $0.63 $0.45 $ in thousands, except per share data

GAAP SEGMENT TREND DATA

$ in thousands	Q115	Q215	Q315	Q415	Q116	Q216	Q316	Q416	Q117	Q217
Sales										
SCEM	$ 99,897	$ 110,569	$ 105,285	$ 103,127	$ 101,107	$ 111,782	$ 104,494	$ 110,945	$ 114,435	$ 121,174
MC	75,947	79,293	78,485	82,092	77,619	91,584	94,738	98,717	100,055	104,407
AMH	87,529	90,847	86,483	81,567	88,298	99,686	97,460	98,840	102,887	103,421
Total Sales	$ 263,373	$ 280,709	$ 270,253	$ 266,786	$ 267,024	$ 303,052	$ 296,692	$ 308,502	$ 317,377	$ 329,002
Segment Profit										
SCEM	$ 22,010	$ 30,826	$ 23,316	$ 24,218	$ 22,416	$ 28,914	$ 18,811	$ 25,919	$ 28,140	$ 34,174
MC	19,874	20,605	21,926	20,671	18,140	28,566	31,617	31,719	35,581	36,484
AMH	19,679	20,860	15,786	10,094	18,911	22,519	15,378	16,644	18,276	19,573
Total Segment Profit	$ 61,563	$ 72,291	$ 61,028	$ 54,983	$ 59,467	$ 79,999	$ 65,806	$ 74,282	$ 81,997	$ 90,231
Segment Profit Margin										
SCEM	22.0%	27.9%	22.1%	23.5%	22.2%	25.9%	18.0%	23.4%	24.6%	28.2%
MC	26.2%	26.0%	27.9%	25.2%	23.4%	31.2%	33.4%	32.1%	35.6%	34.9%
AMH	22.5%	23.0%	18.3%	12.4%	21.4%	22.6%	15.8%	16.8%	17.8%	18.9%

20 Entegris

NON-GAAP SEGMENT TREND DATA

$ in thousands	Q115	Q215	Q315	Q415	Q116	Q216	Q316	Q416	Q117	Q217
Sales										
SCEM	$ 99,897	$ 110,569	$ 105,285	$ 103,127	$ 101,107	$ 111,782	$ 104,494	$ 110,945	$ 114,435	$ 121,174
MC	75,947	79,293	78,485	82,092	77,619	91,584	94,738	98,717	100,055	104,407
AMH	87,529	90,847	86,483	81,567	88,298	99,686	97,460	98,840	102,887	103,421
Total Sales	$ 263,373	$ 280,709	$ 270,253	$ 266,786	$ 267,024	$ 303,052	$ 296,692	$ 308,502	$ 317,377	$ 329,002
Adjusted Segment Profit										
SCEM[1]	$ 22,010	$ 30,826	$ 23,316	$ 24,218	$ 22,416	$ 28,914	$ 19,510	$ 25,919	$ 28,140	$ 34,174
MC[2]	19,874	20,605	21,926	20,671	18,140	28,566	32,354	31,719	35,581	37,927
AMH[3]	19,679	20,860	15,786	10,094	18,911	22,519	22,173	16,644	18,276	21,859
Total Adj. Segment Profit	$ 61,563	$ 72,291	$ 61,028	$ 54,983	$ 59,467	$ 79,999	$ 74,037	$ 74,282	$ 81,997	$ 93,960
Adjusted Segment Profit Margin										
SCEM	22.0%	27.9%	22.1%	23.5%	22.2%	25.9%	18.7%	23.4%	24.6%	28.2%
MC	26.2%	26.0%	27.9%	25.2%	23.4%	31.2%	34.2%	32.1%	35.6%	36.3%
AMH	22.5%	23.0%	18.3%	12.4%	21.4%	22.6%	22.8%	16.8%	17.8%	21.1%

1 Adjusted segment profit for SCEM for Q316 excludes charges for severance of $699K.
2 Adjusted segment profit for MC for Q316 excludes charges for severance of $737K. Adjusted segment profit for MC for 2Q17 excludes charges for impairment of equipment and severance of $884K and $559K, respectively.
3 Adjusted segment profit for AMH for Q316 excludes charges for impairment of equipment and severance related to organizational realignment of $5,826K and $969K, respectively. Adjusted segment profit for AMH for 2Q17 excludes charges for impairment of equipment of $2,286K.

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Entegris